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                                                                   EXHIBIT 10.28

                                     FORM OF

                        SUBORDINATED GUARANTEE AGREEMENT

         THIS SUBORDINATED GUARANTEE AGREEMENT, dated as of November 27, 1996 (as amended or restated from time to time, this "GUARANTEE AGREEMENT"), by _______________, a Delaware corporation (together with its successors and assigns, the "GUARANTOR"), in favor of each of the Noteholders (as such term is hereinafter defined).

1.    PRELIMINARY STATEMENT.

      1.1. On June 30, 1995, The Hawk Group of Companies, Inc., now known as Hawk Corporation (together with its successors and assigns, the "COMPANY"), a Delaware corporation, issued its 12% Senior Subordinated Notes due June 30, 2005 (as may be amended or restated from time to time, the "SUBORDINATED NOTES"), in the aggregate principal amount of Thirty Million Dollars ($30,000,000) pursuant to the separate Senior Subordinated Note and Warrant Purchase Agreements (collectively, as may be amended or restated from time to time, the "NOTE PURCHASE AGREEMENT"), each dated as of June 30, 1995, between the Company and each of the purchasers listed on Annex 1 thereto (individually, a "PURCHASER," and collectively, the "PURCHASERS").

      1.2. In order to induce the Purchasers to purchase the Subordinated
Notes, the Company agreed, pursuant to the Note Purchase Agreement, that certain Persons which become Subsidiaries after the Closing Date (including the Guarantor) will be required to guaranty unconditionally all of the obligations of the Company under and in respect of the Subordinated Notes and the Note Purchase Agreement pursuant to the terms and provisions hereof.

      1.3. All acts and proceedings required of the Guarantor by the certificate or articles of incorporation, as the case may be, the bylaws of the Guarantor and by law necessary to constitute this Guarantee Agreement a valid and binding agreement for the uses and purposes set forth herein in accordance with its terms have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

      1.4. The Guarantor and the Company are operated as part of one consolidated business entity and are directly dependent upon each other for and in connection with their respective business activities and their respective financial resources. The Guarantor will receive direct and indirect economic, financial and other benefits from the indebtedness incurred under the Note Purchase Agreement and the Subordinated Notes by the Company and the incurrence of such indebtedness is in the best interests of the Guarantor. The Purchasers have agreed with the Company to purchase the Subordinated Notes based on the consolidated financial condition of the Company and its Subsidiaries, including, but not limited to, the Guarantor.


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2.    GUARANTEE AND OTHER RIGHTS AND UNDERTAKINGS

      2.1.     GUARANTIED OBLIGATIONS.

      The Guarantor, in consideration of the execution and delivery of the Note Purchase Agreement and the purchase of the Subordinated Notes by the Purchasers, subject to Section 6 hereto, hereby irrevocably, unconditionally and absolutely guarantees, on a continuing basis, to each Noteholder, as and for the Guarantor's own debt, until final and indefeasible payment has been made:


               (a) the due and punctual payment by the Company of the principal of, and interest, and Prepayment Compensation (if any) on, the Subordinated Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other indebtedness owing, by the Company to the Noteholders under the Note Purchase Agreement and the Subordinated Notes, in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of the Guarantor that the guaranty set forth herein shall be a continuing guaranty of payment and not a guaranty of collection; and

               (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Note Purchase Agreement and the Subordinated Notes.

All of the obligations set forth in subsection (a) and subsection (b) of this
Section 2.1 are referred to herein as the "GUARANTIED OBLIGATIONS" and the guaranty thereof contained herein is referred to herein as the "UNCONDITIONAL GUARANTEE"). The Unconditional Guarantee is a primary, original and immediate obligation of the Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect until the full, final and indefeasible payment of the Guarantied Obligations.

         2.2.  PERFORMANCE UNDER THE NOTE PURCHASE AGREEMENT.

         In the event the Company fails to pay, perform, keep, observe, or fulfill any Guarantied Obligation in the manner provided in the Subordinated Notes or in the Note Purchase Agreement, the Guarantor shall, subject to Section 6 hereof, cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of the Note Purchase Agreement and the Subordinated Notes. In furtherance of the foregoing, if an Event of Default shall exist, all of the Guarantied Obligations shall, in the manner and subject to the limitations provided in the Note Purchase Agreement for the acceleration of the Subordinated Notes and subject to Section 6 hereof, forthwith become due and payable without notice, regardless of whether the acceleration of the Subordinated Notes shall be stayed, enjoined, delayed or otherwise prevented.

                                                            Guarantee Agreement

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         2.3.   RELEASES.

         The Guarantor consents and agrees that, without notice to or by the Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of the Guarantor hereunder, each Noteholder, in the manner provided herein, by action or inaction, may:

                (a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Subordinated Notes, the Note Purchase Agreement, any other Guarantee Agreement or agreement or instrument related thereto or hereto;

                (b) subject to the provisions of the Note Purchase Agreement, assign, sell or transfer, or otherwise dispose of, any one or more of the Subordinated Notes;

                (c) grant waivers, extensions, consents and other indulgences to the Company or any other guarantor in respect of any one or more of the Subordinated Notes, the Note Purchase Agreement, any other Guarantee Agreement or any agreement or instrument related thereto or hereto;

                (d) amend, modify or supplement in any manner and at any time (or from time to time) any one or more of the Subordinated Notes, the Note Purchase Agreement, any other Guarantee Agreement or any agreement or instrument related hereto;

                (e) release or substitute any one or more of the endorsers or guarantors of the Guarantied Obligations whether parties hereto or not; and

                (f) sell, exchange, release, surrender or enforce, by action or inaction, any Property at any time pledged or granted as security in respect of the Guarantied Obligations, whether so pledged or granted by the Company, the Guarantor or another guarantor of the Company's obligations under the Note Purchase Agreement, the Subordinated Notes, any other Guarantee Agreement or any agreement or instrument related hereto.

         2.4.   WAIVERS.

         To the fullest extent permitted by law, the Guarantor does hereby waive:

                (a)   any notice of

                      (i)   acceptance of the Unconditional Guarantee;

                      (ii) any purchase of the Subordinated Notes under the Note Purchase Agreement, or the creation, existence or acquisition of any of the Guarantied

                                                            Guarantee Agreement

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                  Obligations, or the amount of the Guarantied Obligations,
                  subject to the Guarantor's right to make inquiry of each Noteholder to ascertain the amount of the Guarantied Obligations owing to such Noteholder at any reasonable time;

                           (iii) any transfer of Subordinated Notes from one holder to another;

                           (iv)   any adverse change in the financial
                  condition of the Company or any other fact that might increase, expand or affect the Guarantor's risk hereunder;

                           (v) presentment for payment, demand, protest, and notice thereof as to the Subordinated Notes or any other instrument;

                           (vi)   any Default or Event of Default; and

                           (vii) any kind or nature whatsoever to which the Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to such Guarantor pursuant to the terms of this Guarantee Agreement);

                  (b) the right by statute or otherwise to require any Noteholder to institute suit against the Company or any other guarantor or to exhaust the rights and remedies of any Noteholder against the Company or any other guarantor, the Guarantor being bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to the Noteholders by the Guarantor;

                  (c) the benefit of any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale of Property of the Guarantor made under any judgment, order or decree based on this Guarantee Agreement, and the Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of such law;

                  (d) any defense or objection to the absolute, primary, continuing nature, or the validity, enforceability or amount, of the Unconditional Guarantee, including, without limitation, any defense based on (and the primary, continuing nature, and the validity, enforceability and amount, of the Unconditional Guarantee shall be unaffected by), any of the following:

                           (i)      any change in future conditions;

                           (ii)     any change of law;

                           (iii) any invalidity or irregularity with respect to the issuance or assumption of any obligations (including, without limitation, the Note Purchase

                                                            Guarantee Agreement

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                  Agreement, the Subordinated Notes or any agreement or
                  instrument related hereto) by the Company or any other Person;

                           (iv) the execution and delivery of any agreement at any time hereafter (including, without limitation, the Note Purchase Agreement, the Subordinated Notes or any agreement or instrument related hereto) by the Company or any other Person;

                           (v) the genuineness, validity, regularity or enforceability of any of the Guarantied Obligations;

                           (vi) any default, failure or delay, willful or otherwise, in the performance of any obligations by the Company or the Guarantor;

                           (vii)    any creditors' rights, bankruptcy,
                  receivership or other insolvency proceeding of the Company or the Guarantor, or sequestration or seizure of any Property of the Company or the Guarantor, or any merger, consolidation, reorganization, dissolution, liquidation or winding up or change in corporate constitution or corporate identity or loss of corporate identity of the Company or the Guarantor;

                           (viii) any disability or other defense of the Company or the Guarantor to payment and performance of all Guarantied Obligations other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid;

                           (ix) the cessation from any cause whatsoever of the liability of the Company or the Guarantor in respect of the Guarantied Obligations, and any other defense that the Guarantor may otherwise have against the Company or any Noteholder;

                           (x) impossibility or illegality of performance on the part of the Company or the Guarantor under the Note Purchase Agreement, the Subordinated Notes or this Guarantee Agreement;

                           (xi) any change of the circumstances of the Company, the Guarantor or any other Person, whether or not foreseen or foreseeable, whether or not imputable to the Company or the Guarantor, including, without limitation, impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, economic or political conditions, or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or the Guarantor and whether or not of the kind hereinbefore specified;

                                                            Guarantee Agreement

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                           (xii)    any attachment, claim, demand, charge,
                  Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges, Liens or encumbrances of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under the Note Purchase Agreement or the Subordinated Notes or any agreement or instrument related hereto so that such sums would be rendered inadequate or would be unavailable to make the payment as herein provided;

                           (xiii) any change in the ownership of the equity securities of the Company, the Guarantor or any other Person liable in respect of the Subordinated Notes; or

                           (xiv) any other action, happening, event or reason whatsoever that shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company or the Guarantor of any of its obligations under the Note Purchase Agreement, the Subordinated Notes or this Guarantee Agreement.

         2.5.     CERTAIN WAIVERS OF SUBROGATION, REIMBURSEMENT AND INDEMNITY.

         The Guarantor hereby acknowledges and agrees that the Guarantor shall not have any right of subrogation, reimbursement, or indemnity whatsoever in respect of the Guarantied Obligations, and no right of recourse to or with respect to any assets or Property of the Company.

         2.6.     INVALIDATED PAYMENTS.

         The Guarantor further agrees that, to the extent the Company makes a payment or payments to any Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party or officer under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, fraudulent conveyance, dissolution or liquidation law of any jurisdiction, state or federal law, or any common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made and each Guarantor shall be primarily liable for such obligation.

         2.7.     MARSHALING.

         The Guarantor consents and agrees that each Noteholder, and each Person acting for the benefit of each Noteholder, shall be under no obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guarantied Obligations.

         2.8.     SUBORDINATION.

                                                            Guarantee Agreement

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         In the event that, for any reason whatsoever, the Company or a Person obligated in respect of the Guarantied Obligations pursuant to another Guarantee Agreement, is now or hereafter becomes indebted to the Guarantor in any manner (an "AFFILIATE OBLIGATION"), the Guarantor agrees that the amount of such Affiliate Obligation, interest thereon, and all other amounts due with respect thereto, shall, at all times during the existence of a Default or an Event of Default, be subordinate as to time of payment and in all other respects to all the Guarantied Obligations, and that the Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to the Noteholders in respect of the Guarantied Obligations shall have been paid in full, except that the Guarantor may enforce any obligations in respect of any such Affiliate Obligation owing to the Guarantor from the Company or such indebted Person so long as all proceeds in respect of any recovery from such enforcement shall be held by the Guarantor in trust, subject to the provisions of Section 6, for the benefit of the Noteholders. If any other payment, other than pursuant to the immediately preceding sentence, shall have been made to the Guarantor by the Company or such indebted Person on any such Affiliate Obligation during any time that a Default or an Event of Default exists and there are Guarantied Obligations outstanding, the Guarantor shall hold in trust, subject to the provisions of Section 6, all such payments for the benefit of the Noteholders.

         2.9.     SETOFF, COUNTERCLAIM OR OTHER DEDUCTIONS.

         Except as otherwise required by law, each payment by the Guarantor shall be made without setoff, counterclaim or other deduction.

         2.10.    ELECTION BY GUARANTOR TO PERFORM OBLIGATIONS.

         Any election by the Guarantor to pay or otherwise perform any of the obligations of the Company under the Subordinated Notes, the Note Purchase Agreement or any agreement or instrument related hereto shall not release the Company, the Guarantor or any other guarantor from such obligations or any of such Person's other obligations under the Subordinated Notes, the Note Purchase Agreement or any agreement or instrument related hereto.

         2.11.    NO ELECTION OF REMEDIES BY NOTEHOLDERS.

         Each Noteholder shall, individually or collectively, have the right to seek recourse against the Guarantor to the fullest extent provided for herein (subject to the limitations set forth in Section 6) for such Guarantor's obligations under this Guarantee Agreement in respect of the Guarantied Obligations. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Noteholder's right to proceed in any other form of action or proceeding or against other parties unless such Noteholder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any Noteholder against the Company or the Guarantor under any document or instrument evidencing obligations of the Company or the Guarantor to such Noteholder shall serve to diminish the liability of the Guarantor under this Guarantee Agreement, except to the extent that such Noteholder finally and unconditionally shall have realized payment by such action or proceeding.

                                                            Guarantee Agreement

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         2.12.    SEPARATE ACTION; OTHER ENFORCEMENT RIGHTS.

         Subject to Section 6, each of the rights and remedies granted under this Guarantee Agreement may be exercised by the holders of at least sixty-six and two-thirds percent (66-2/3%) in principal amount of the Subordinated Notes then outstanding (exclusive of Subordinated Notes then owned by any one or more of the Company, any Subsidiary or any Affiliate). Subject to Section 6, each of such Noteholders, acting together, may proceed to protect and enforce the Unconditional Guarantee by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted or for the recovery of judgment for the obligations hereby guarantied or for the enforcement of any other proper, legal or equitable remedy available under applicable law. Notwithstanding the foregoing, during the existence of an Event of Default described in Section 9.1(a) or Section 9.1(b) of the Note Purchase Agreement, and irrespective of whether the Subordinated Notes then outstanding shall have been declared to be due and payable pursuant to Section 9.2(a)(ii) of the Note Purchase Agreement, subject to Section 6, any Purchaser who is a holder of Subordinated Notes at such time, or any holder or holders of at least twenty-five percent (25%) in principal amount of the Subordinated Notes at the time outstanding (exclusive of Subordinated Notes then owned by any one or more of the Company, any Subsidiary or any Affiliate), who or which Purchaser or holder shall have not consented to any waiver with respect to such Event of Default, may exercise each of the rights and remedies granted to the Noteholders under this Guaranty Agreement.

         2.13.    DELAY OR OMISSION; NO WAIVER.

         No course of dealing on the part of any Noteholder and no delay or failure on the part of any such Person to exercise any right hereunder shall impair such right or operate as a waiver of such right or otherwise prejudice such Person's rights, powers and remedies hereunder. Every right and remedy given by the Unconditional Guarantee or by law to any Noteholder may, subject to
Section 6, be exercised from time to time and as often as may be deemed expedient by such Person.

         2.14.    RESTORATION OF RIGHTS AND REMEDIES.

         If any Noteholder shall have instituted any proceeding to enforce any right or remedy under the Unconditional Guarantee or under any Subordinated Note held by such Noteholder, and such proceeding shall have been dismissed, discontinued or abandoned for any reason, or shall have been determined adversely to such Noteholder, then and in every such case each such Noteholder, the Company and the Guarantor shall, except as may be limited or affected by any determination (including, without limitation, any determination in connection with any such dismissal) in such proceeding, be restored severally and respectively to its respective former position hereunder and thereunder, and thereafter, subject as aforesaid, the rights and remedies of such Noteholders shall continue as though no such proceeding had been instituted.



                                                            Guarantee Agreement

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         2.15.    CUMULATIVE REMEDIES.

         No remedy under this Guarantee Agreement, the Note Purchase Agreement or the Subordinated Notes is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given pursuant to this Guarantee Agreement, the Note Purchase Agreement or the Subordinated Notes.

         2.16.    LIMITATION ON GUARANTIED OBLIGATIONS.

         It is the intention of the Guarantor and each Noteholder that the maximum amount of the obligations of the Guarantor hereunder shall be equal to, but not in excess of, the amount equal to the lesser of

                  (a)    the amount of the Guaranteed Obligations, and

                  (b)    the greater of

                           (i) the amount of the value received by the Guarantor as a result of the transactions contemplated hereby,

                           (ii) the amount of the proceeds of the sale of the Subordinated Notes received by the Guarantor, and

                           (iii) the maximum amount permitted by applicable law.

With respect to the foregoing determination of the "maximum amount permitted by applicable law," but only to the extent the obligations of the Guarantor hereunder would be avoidable under applicable law if they were not limited to "the maximum amount permitted by applicable law," such obligations shall be limited to the maximum amount that, after giving effect to the incurrence thereof and after taking in consideration the value of any rights of subrogation, reimbursement, contribution and similar rights the Guarantor may have, would not render the Guarantor insolvent or unable to pay its debts (within the meaning of Title 11 of the United States Code or as defined in the analogous applicable law) as they mature or leave the Guarantor with an unreasonably small capital. The need for any such limitation shall be determined, and any such needed limitation shall be effective, at the time or times that the Guarantor is deemed, under applicable law, to incur obligations hereunder. Any such limitation shall be apportioned amongst the Guarantied Obligations owed to the Noteholders pro rata. This Section 2.17 is intended solely to preserve the rights of each Noteholder hereunder to the maximum extent permitted by applicable law, and neither the Guarantor nor any other Person shall have any rights under this Section 2.17 that it would not otherwise have under applicable law. For the purposes of this Section 2.17, "insolvency", "unreasonably small capital" and "inability to pay debts (as so defined) as they mature" shall be determined in accordance with applicable law.


                                                            Guarantee Agreement

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3.       INTERPRETATION OF THIS GUARANTEE AGREEMENT

         3.1.     TERMS DEFINED.

         As used in this Guarantee Agreement, the capitalized terms have the meaning specified in the Note Purchase Agreement unless otherwise specified below or set forth in the section of this Guarantee Agreement referred to immediately following such term (such definitions, unless otherwise expressly provided, to be equally applicable to both the singular and plural forms of the terms defined):

         AFFILIATE OBLIGATION -- Section 2.8

         COMPANY -- Section 1.1

         GUARANTEE AGREEMENT, THIS -- has the meaning assigned to such term in the first paragraph hereof.

         GUARANTIED OBLIGATIONS -- Section 2.1.

         GUARANTOR -- has the meaning assigned to such term in the first paragraph hereof.

         NOTE PURCHASE AGREEMENT -- Section 1.1.

         NOTEHOLDER -- means, at any time, each Person that is the holder of any Subordinated Note at such time.

         PURCHASERS -- Section 1.1.

         REQUIRED HOLDERS -- means, at any time, the holders of greater than fifty percent (50%) in principal amount of the Subordinated Notes at the time outstanding (exclusive of Subordinated Notes then owned by any one or more of the Company, any Subsidiary, any Affiliate and any officer or director of any thereof).

         SUBSIDIARY SENIOR GUARANTEE -- means any guaranty agreement executed by the Guarantor or any other guarantor with respect to Senior Debt.

         SUBORDINATED NOTES -- Section 1.1.

         UNCONDITIONAL GUARANTEE -- Section 2.1.

                                                            Guarantee Agreement

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         3.2.     SECTION HEADINGS AND CONSTRUCTION.

                  (a) SECTION HEADINGS, ETC. The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Guarantee Agreement as a whole and not to any particular Section or other subdivision.

                  (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

4.       WARRANTIES AND REPRESENTATIONS

         The Guarantor represents and warrants to the Purchasers, as of the date of effectiveness hereof, as follows:

         4.1.     GENERALLY.

                  (a) The Guarantor is fully aware of the financial condition of the Company. The Guarantor delivers this guaranty based solely upon its own independent investigation and in no part upon any representation or statement of any one or more of any Noteholder with respect thereto. The Guarantor is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Company as the Guarantor may deem material to its obligations hereunder, and the Guarantor is not relying upon, nor expecting, any Noteholder to furnish it any information concerning the financial condition of the Company.

                  (b) As of the date of the execution and delivery of this Guarantee Agreement, there are no presently pending material court or administrative proceedings or undischarged judgments against the Guarantor; and no tax liens have been filed or threatened against the Guarantor, nor is the Guarantor in default or claimed default under any agreement for borrowed money.

                  (c) The Guarantor is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation. The Guarantor has the corporate power to own its properties and carry on its business as it is now being conducted. The Guarantor has the valid authority and the corporate power to enter into and perform, and has taken all necessary action to authorize the entry into, and the performance and delivery of, this Guarantee Agreement and the transactions contemplated hereby.

                  (d) This Guarantee Agreement has been duly authorized by all necessary action on the part of the Guarantor, has been duly executed and delivered by duly authorized

                                                            Guarantee Agreement

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         officers of the Guarantor, and constitutes a legal, valid and binding obligation of the Guarantor, except, in each case:

                           (i) as such enforceability may be limited by applicable bankruptcy, reorganization, arrangement, fraudulent conveyance, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally;

                           (ii) as such enforceability may be subject to the availability of equitable remedies; and

                           (iii) that certain rights to indemnity and
                  contribution may be limited by applicable law.

                  (e) The entry into and performance of this Guarantee Agreement and the transactions contemplated hereby do not and will not conflict with any applicable law or regulation or official or judicial order, conflict with the charter, bylaws or other organizational documents of the Guarantor, conflict with any agreement or document to which the Guarantor is a party or that is binding upon it or any of its Properties, or result in the creation or imposition of any Lien on any of its Properties pursuant to the provisions of any agreement or document.

                  (f) Neither the legal nature of the Guarantor, nor any of its businesses and Properties, nor any relationship between or among the Guarantor or any other Person, nor any circumstance in connection with the execution or delivery of this Guarantee Agreement, is such as to require any authorization, consent, approval, license, registration, notarization, exemption or other action by or notice to or filing with any court or administrative or governmental body or agency in connection with the execution and delivery of this Guarantee Agreement or the fulfillment of and compliance with the terms and provisions hereof.

         4.2.     NATURE OF BUSINESS OF COMPANY AND SUBSIDIARIES.

         The Company and the Guarantor are, and will be, as to financing and capital raising activities, operated as part of one consolidated business entity and the Guarantor is directly or indirectly dependent upon the Company for and in connection with its business activities and its financial resources. The Guarantor understands that the Company agreed to cause the Guarantor to provide this Agreement, to sell the Subordinated Notes and to enter into the related transactions based on the consolidated financial position of the Company and the Subsidiaries, and the Guarantor further understands that the Purchasers are relying on the consolidated financial condition of the Company and the Subsidiaries in purchasing the Subordinated Notes.


                                                            Guarantee Agreement

5.       GENERAL COVENANTS

         The Guarantor covenants and agrees that on and after the date hereof and so long as any of the Guarantied Obligations shall be outstanding:

         5.1.     UNDERTAKINGS IN NOTE PURCHASE AGREEMENT.

         The Guarantor will comply with each of the undertakings of the Company in the Note Purchase Agreement in respect of which the Company undertakes to cause the Guarantor (in its capacity as a Guarantor and as a Subsidiary) to comply with such undertakings, as if such undertakings (as they apply to the Guarantor) were set forth at length herein as the undertakings of the Guarantor.

         5.2.     PAYMENT OF SUBORDINATED NOTES AND MAINTENANCE OF OFFICES.

         The Guarantor will punctually pay, or cause to be paid, all of the Guarantied Obligations when due in accordance with the terms hereof, and subject to the limitations set forth in Section 6, and all other payment obligations required of it hereunder and will maintain an office at its address set forth in
Section 7.3 where notices, presentations and demands in respect of this Guarantee Agreement may be made upon it. Such office will be maintained at such address until such time as the Guarantor shall notify the Noteholders of any change of location of such office.

         5.3.     FURTHER ASSURANCES.

         The Guarantor will cooperate with the Noteholders and execute such further instruments and documents as the Required Holders shall reasonably request to carry out, to the reasonable satisfaction of the Required Holders, the transactions contemplated by this Guarantee Agreement and the other Financing Documents.

6.       SUBORDINATION

         The Guaranteed Obligations are subordinate and junior in right of payment to the Subsidiary Senior Guarantee and the Senior Debt to the extent that the Subordinated Notes are subordinate and junior to the Senior Debt as provided in Section 10 of the Note Purchase Agreement, and as if the provisions of Section 10 of the Note Purchase Agreement, together with the definitions set forth in Section 11 of the Note Purchase Agreement of the terms used in such
Section 10, were set forth herein mutatis mutandis, and as if the term "Company," as used therein, related to the Guarantor; the term "Senior Debt," as used therein, related to each of the Subsidiary Senior Guarantee and the Senior Debt; and the term "Subordinated Debt," as used therein, related to this Guarantee Agreement. Upon the sale or other transfer or disposition (by merger or otherwise) of the capital stock of the Guarantor (so long as such sale, other transfer or disposition is permitted or in accordance with the terms of the Note Purchase Agreement), then this Guarantee Agreement shall automatically terminate and the Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Guarantee Agreement without any further


                                                            Guarantee Agreement
action required on the part of any Noteholder; provided that in such event any cash proceeds of the sale or other disposition of such capital stock remaining after payment in full of the Senior Debt shall be applied to the Subordinated Notes in accordance with their terms and the terms of the Note Purchase Agreement. The Noteholders shall deliver appropriate instruments evidencing such release upon receipt of a request of the Guarantor or the holders of the Senior Debt.

7.       MISCELLANEOUS

         7.1.     SUCCESSORS AND ASSIGNS.

                  (a) Whenever the Guarantor or any of the parties to the Note Purchase Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements contained in this Guarantee Agreement by or on behalf of the Guarantor shall bind the successors and assigns of the Guarantor and shall inure to the benefit of each of the Noteholders from time to time whether so expressed or not and whether or not an assignment of the rights hereunder shall have been delivered in connection with any assignment or other transfer of Subordinated Notes.

                  (b) In connection with the transfer of the Subordinated Notes by any Noteholder in accordance with the requirements of the Note Purchase Agreement, the Guarantor agrees to provide an executed copy of this Guarantee Agreement to the new Noteholder or Noteholders of such Subordinated Notes, provided that no additional obligations of the Guarantor shall thereby be created but rather that the existing obligations of the Guarantor shall be more particularly stated in respect of one or more future Noteholders that are the subject of this Guarantee Agreement.

         7.2.     PARTIAL INVALIDITY.

         The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions contained herein unenforceable or invalid.

         7.3.     COMMUNICATIONS.

                  (a) METHOD; ADDRESS. All communications hereunder shall be in writing, shall be delivered in the manner required by the Note Purchase Agreement, and shall be addressed, if to the Guarantor, at the address set forth on Annex 1 hereto, and if to any of the Noteholders:

                         (A) if such Noteholder is a Purchaser, at the address set forth on Annex 1 to the Note Purchaser Agreement for such Purchaser, and further including any parties referred to on such Annex 1 which are required to receive notices in addition to such Purchaser; and


                                                            Guarantee Agreement

                         (B) if such Noteholder is not a Purchaser, at the address set forth in the register for the registration and transfer of Subordinated Notes maintained pursuant to Section 6.1 of the Note Purchase Agreement for such Noteholder;

         or to any such party at such other address as such party may designate by notice duly given in accordance with this Section 7.3.

                  (b) WHEN GIVEN. Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

         7.4.     GOVERNING LAW.

         THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL CONNECTICUT LAW.

         7.5.     EFFECTIVE DATE.

         This Guarantee Agreement shall be effective as of the date first written above.

         7.6.     BENEFITS OF GUARANTEE AGREEMENT RESTRICTED TO NOTEHOLDERS.

         Nothing express or implied in this Guarantee Agreement is intended or shall be construed to give to any Person other than the Guarantor and the Noteholders any legal or equitable right, remedy or claim under or in respect hereof or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Guarantor and the Noteholders.

         7.7.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein or made in writing by the Guarantor in connection herewith shall survive the execution and delivery hereof.

         7.8.     EXPENSES.

                  (a) The Guarantor shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Noteholders in connection with the consideration, negotiation, preparation or execution of any amendments, waivers, consents, standstill agreements and other similar agreements with respect hereto (whether or not any such amendments, waivers, consents, standstill agreements or other similar agreements are executed).


                                                            Guarantee Agreement

                  (b) At any time when either of the Company or the Guarantor and the Noteholders are conducting restructuring or workout negotiations in respect hereof, or a Default or Event of Default exists, the Guarantor shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees and the reasonable fees of professional advisors) incurred by the Noteholders in connection with the assessment, analysis or enforcement of any rights or remedies that are or may be available to the Noteholders.

                  (c) If the Guarantor shall fail to pay when due any principal of, or Prepayment Compensation Amount or interest on, any Subordinated Note, the Guarantor shall pay to each holder of Subordinated Notes, to the extent permitted by law, such amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys' fees, incurred by such holder in collecting any sums due on such Subordinated Notes.

         7.9.     AMENDMENT.

         This Guarantee Agreement may be amended only in a writing executed by the Guarantor and the Required Holders.

         7.10.    SURVIVAL.

         So long as the Guarantied Obligations and all payment obligations of the Guarantor hereunder shall not have been fully and finally performed and indefeasibly paid, the obligations of the Guarantor hereunder shall survive the transfer and payment of any Subordinated Note.

         7.11.    ENTIRE AGREEMENT.

         This Guarantee Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

         7.12.    DUPLICATE ORIGINALS, EXECUTION IN COUNTERPART.

         Two or more duplicate originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Guarantee Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

      [Remainder of page intentionally blank. Next page is signature page.]



                                                            Guarantee Agreement

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee Agreement to be executed on its behalf by a duly authorized officer of the Guarantor.

                                              ---------------------------------



                                              By_______________________________
                                               Name: Thomas A. Gilbride
                                               Title:   Vice President






             [SUBORDINATED GUARANTEE AGREEMENT of _______________.]


                                                            Guarantee Agreement

                                     ANNEX 1
                              Address of Guarantor

-------------------
c/o Hawk Corporation
200 Public Square
Suite 29-2500
Cleveland, Ohio 44114-2301

                                                            Guarantee Agreement